Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
695459AE7
18451QAA6
302203AA2
Issuer
PAETEC HOLDING CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, DB, CS, WELLS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PAET 8.875 2017
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
$
300,000,000
500,000,000 $
1,400,000,000$
Total dollar amount of any concurrent public offering
$
Total
$
300,000,000
500,000,000 $
1,400,000,000$
Public offering price
$
100.53
98.32$
96.21$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.13%
0.02%
0.02%
Rating
B1 /Be
B2/B
B1/B+
Current yield
8.6
9.25
8.5
Benchmark vs Spread (basis points)
539
602
622
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of
Offering Purchased by Security Performance^ Fund
Performance^
Measurement Date* DWS High Income Trust 155,000
155,821
0.05% 0.60% 0.00% 1/7/2010$ DWS High Income VIP
315,000
316,669 0.11% 0.56% 0.00% 1/7/2010$ DWS High Income
Fund
2,440,000 2,452,932 0.81% 0.56% 0.00% 1/7/2010$ DWS
Strategic Income VIP 45,000 45,238 0.02% 0.54% 0.00%
1/7/2010$ DWS Lifecycle Long Range Fund 25,000 25,132
0.01%
0.52% 0.00% 1/7/2010$ DWS High Income Plus Fund
525,000
527,782 0.18% 0.56% 0.00% 1/7/2010$ DWS Strategic
Income
Fund 260,000 261,378 0.09% 0.56% 0.00% 1/7/2010$ DWS
Multi
Market Income Trust 185,000 185,980 0.06% 0.60% 0.00%
1/7/2010$ DWS Strategic Income Trust 50,000 50,265
0.02%
0.59% 0.00% 1/7/2010$ Total 4,000,000 4,021,200
1.33%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
701081AS0
431318AJ3
563571AG3
Issuer
PARKER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, CS, DB, HSBC, WELLS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.125 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
$
300,000,000
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
Total
$
300,000,000
300,000,000 $
400,000,000$
Public offering price
$
100
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.02%
0.02%
Rating
B1 /B+
B2/BB-
Caa1/BBCurrent
yield
8.96
8
9.5
Benchmark vs Spread (basis points)
576
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of
Offering Purchased by Security Performance^ Fund
Performance^
Measurement Date* DWS High Income Trust 175,000
175,000
0.06% 2.50% 0.00% 3/11/2010 $ DWS High Income VIP
170,000
170,000 0.06% 2.50% 0.00% 3/11/2010 $ DWS High Income
Fund 1,375,000 1,375,000 0.46% 2.50% 0.00% 3/11/2010
$ DWS
Strategic Income VIP 30,000 30,000 0.01% 2.50% 0.00%
3/11/2010 $ DWS Lifecycle Long Range Fund 15,000
15,000
0.01% 2.50% 0.00% 3/11/2010 $ DWS High Income Plus
Fund
305,000 305,000 0.10% 2.50% 0.00% 3/11/2010 $ DWS
Strategic
Income Fund 160,000 160,000 0.05% 2.50% 0.00%
3/11/2010 $
DWS Multi Market Income Trust 215,000 215,000 0.07%
2.50%
0.00% 3/11/2010 $ DWS Strategic Income Trust 55,000
55,000
0.02% 2.50% 0.00% 3/11/2010 $ Total 2,500,000
2,500,000
0.83%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
717148AA8
50178TAA5
690368AH8
Issuer
PHARMANET DEVELOPMENT
LBI Escrow Corp
OVERSEAS SHIPHLDG GROUP
Underwriters
DB, JEFFRIES
BAC
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PHARMANET DEVELOPMENT
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JEFFRIES
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/31/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
185,000,000 $
$
2,250,000,000
300,000,000$
Total dollar amount of any concurrent public offering
$
$
-
Total
185,000,000 $
$
2,250,000,000
300,000,000$
Public offering price
100$
$
100.
98.56$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.75%
7.74%
1.75%
Rating
B3 /B+
Ba3e/N/A
Ba3/BBCurrent
yield
10.88
8
8.02
Benchmark vs Spread (basis points)
1034
477
495
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
105,000 105,000 0.02% 1.25% 0.00% 3/31/2010 $ DWS
High Income VIP 100,000 100,000 0.02% 1.25% 0.00%
3/31/2010 $ DWS High Income Fund 820,000 820,000
0.16% 1.25% 0.00% 3/31/2010 $ DWS Strategic Income
VIP 20,000 20,000 0.00% 1.25% 0.00% 3/31/2010 $ DWS
Lifecycle Long Range Fund 10,000 10,000 0.00% 1.25%
0.00% 3/31/2010 $ DWS High Income Plus Fund 180,000
180,000 0.04% 1.25% 0.00% 3/31/2010 $ DWS Strategic
Income Fund 100,000 100,000 0.02% 1.25% 0.00%
3/31/2010 $ DWS Multi Market Income Trust 130,000
130,000 0.03% 1.25% 0.00% 3/31/2010 $ DWS Strategic
Income Trust 35,000 35,000 0.01% 1.25% 0.00%
3/31/2010 $ Total 1,500,000 1,500,000 0.30%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
723655AA4
431318AJ3
563571AG3
Issuer
PIONEER DRILLING CO
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, GS, WELLS, DB, HSBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PDC 9.875 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
250,000,000 $
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
250,000,000 $
300,000,000 $
400,000,000$
Public offering price
99.75$
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.50%
0.02%
0.02%
Rating
B3 / B
B2/BB-
Caa1/BBCurrent
yield
10
8
9.5
Benchmark vs Spread (basis points)
743
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of
Offering Purchased by Security Performance^ Fund
Performance^
Measurement Date* DWS High Income Trust 95,000 94,763
0.04% 2.09% 0.00% 3/4/2010$ DWS High Income VIP
185,000
184,538 0.07% 2.09% 0.00% 3/4/2010$ DWS High Income
Fund
1,520,000 1,516,200 0.61% 2.09% 0.00% 3/4/2010$ DWS
Strategic Income VIP 30,000 29,925 0.01% 2.09% 0.00%
3/4/2010$ DWS Lifecycle Long Range Fund 15,000 14,963
0.01%
2.09% 0.00% 3/4/2010$ DWS High Income Plus Fund
335,000
334,163 0.13% 2.09% 0.00% 3/4/2010$ DWS Strategic
Income
Fund 175,000 174,563 0.07% 2.09% 0.00% 3/4/2010$ DWS
Multi
Market Income Trust 115,000 114,713 0.05% 2.09% 0.00%
3/4/2010$ DWS Strategic Income Trust 30,000 29,925
0.01%
2.09% 0.00% 3/4/2010$ Total 2,500,000 2,493,750
1.00%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
749121CB3
18451QAA6
302203AA2
Issuer
QWEST COMMUNICATIONS
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, JPM, MS, WELLS, CS, SUNTRST
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7 1/8 04/01/18
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BARCLAYS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/7/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
800,000,000 $
500,000,000 $
1,400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
800,000,000 $
500,000,000 $
1,400,000,000$
Public offering price
98.44$
98.32$
96.21$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba3 /B+
B2/B
B1/B+
Current yield
6.9
9.25
8.5
Benchmark vs Spread (basis points)
378
602
622
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of
Offering Purchased by Security Performance^ Fund
Performance^
Measurement Date* DWS High Income Trust 350,000
344,540
0.04% 6.16% 3.69% 3/31/2010 $ DWS High Income VIP
355,000
349,462 0.04% 6.16% 2.55% 3/31/2010 $ DWS High Income
Fund 2,770,000 2,726,788 0.35% 6.16% 2.77% 3/31/2010
$ DWS
Strategic Income VIP 55,000 54,142 0.01% 6.16% 2.46%
3/31/2010 $ DWS Lifecycle Long Range Fund 30,000
29,532
0.00% 6.16% 2.04% 3/31/2010 $ DWS High Income Plus
Fund
600,000 590,640 0.08% 6.16% 2.63% 3/31/2010 $ DWS
Strategic
Income Fund 295,000 290,398 0.04% 6.16% 2.51%
3/31/2010 $
DWS Multi Market Income Trust 425,000 418,370 0.05%
6.16%
3.62% 3/31/2010 $ DWS Strategic Income Trust 120,000
118,128
0.02% 6.16% 3.71% 3/31/2010 $ Total 5,000,000
4,922,000
0.63%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
78442FEJ3
431318AJ3
563571AG3
Issuer
SLM CORP
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BAC, BCLY, JPM, CS, DB, RBC, RBS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 8 2020
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
1,500,000,000 $
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
1,500,000,000 $
300,000,000 $
400,000,000$
Public offering price
98.32$
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.25%
0.02%
0.02%
Rating
Ba1 /BBBB2/
BB-
Caa1/BBCurrent
yield
8.2
8
9.5
Benchmark vs Spread (basis points)
513
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of
Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
140,000 137,648 0.01% -1.34% 0.97% 3/31/2010 $ DWS
High
Income VIP 135,000 132,732 0.01% -1.34% 0.74%
3/31/2010
$ DWS High Income Fund 1,105,000 1,086,436 0.07% -
1.34%
0.91% 3/31/2010 $ DWS Strategic Income VIP 25,000
24,580
0.00% -1.34% 0.33% 3/31/2010 $ DWS Lifecycle Long
Range
Fund 10,000 9,832 0.00% -1.34% -0.01% 3/31/2010 $ DWS
High Income Plus Fund 245,000 240,884 0.02% -1.34%
0.96%
3/31/2010 $ DWS Strategic Income Fund 125,000 122,900
0.01% -1.34% 0.26% 3/31/2010 $ DWS Multi Market
Income
Trust 170,000 167,144 0.01% -1.34% 0.75% 3/31/2010 $
DWS
Strategic Income Trust 45,000 44,244 0.00% -1.34%
0.76%
3/31/2010 $ Total 2,000,000 1,966,400 0.13%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87311XAA6
431318AJ3
563571AG3
Issuer
TW TELECOM HOLDINGS INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
CS, WELLS, CITI, DB, MS
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TWTC 8 2018
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CREDIT SUISSE
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/4/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
430,000,000 $
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
430,000,000 $
300,000,000 $
400,000,000$
Public offering price
99.28$
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.75%
0.02%
0.02%
Rating
B2 / BB2/
BB-
Caa1/BBCurrent
yield
7.8
8
9.5
Benchmark vs Spread (basis points)
488
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
140,000 138,998 0.03% 2.94% 2.60% 3/31/2010 $ DWS
High Income VIP 135,000 134,033 0.03% 2.94% 1.94%
3/31/2010 $ DWS High Income Fund 1,105,000 1,097,088
0.26% 2.94% 2.22% 3/31/2010 $ DWS Strategic Income
VIP
25,000 24,821 0.01% 2.94% 1.17% 3/31/2010 $ DWS
Lifecycle Long Range Fund 10,000 9,928 0.00% 2.94%
2.65% 3/31/2010 $ DWS High Income Plus Fund 245,000
243,246 0.06% 2.94% 2.03% 3/31/2010 $ DWS Strategic
Income Fund 125,000 124,105 0.03% 2.94% 1.12%
3/31/2010 $ DWS Multi Market Income Trust 170,000
168,783 0.04% 2.94% 2.48% 3/31/2010 $ DWS Strategic
Income Trust 45,000 44,678 0.01% 2.94% 2.50%
3/31/2010
$ Total 2,000,000 1,985,680 0.47%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
87900YAA1
18451QAA6
302203AA2
Issuer
TEEKAY CORP
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, DB, JPM, BNP, ING
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TEEKAY CORP
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
$
450,000,000
500,000,000 $
1,400,000,000$
Total dollar amount of any concurrent public offering
$
Total
$
450,000,000
500,000,000 $
1,400,000,000$
Public offering price
$
99.18
98.32$
96.21$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.70%
0.02%
0.02%
Rating
B1 /BB
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Benchmark vs Spread (basis points)
492
602
622
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
40,000 39,672 0.01% 2.59% 0.00% 1/15/2010 $ DWS High
Income VIP 80,000 79,344 0.02% 2.59% 0.00% 1/15/2010
$
DWS High Income Fund 605,000 600,039 0.13% 2.59%
0.00% 1/15/2010 $ DWS Strategic Income VIP 10,000
9,918
0.00% 2.59% 0.00% 1/15/2010 $ DWS Lifecycle Long
Range Fund 10,000 9,918 0.00% 2.59% 0.00% 1/15/2010 $
DWS High Income Plus Fund 130,000 128,934 0.03%
2.59% 0.00% 1/15/2010 $ DWS Strategic Income Fund
65,000 64,467 0.01% 2.59% 0.00% 1/15/2010 $ DWS Multi
Market Income Trust 45,000 44,631 0.01% 2.59% 0.00%
1/15/2010 $ DWS Strategic Income Trust 15,000 14,877
0.00% 2.59% 0.00% 1/15/2010 $ Total 1,000,000 991,800
0.22%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
92203PAD8
18451QAA6
302203AA2
Issuer
VANGUARD HEALTH HLDG CO
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
BAC, BCLY, CITI, DB, GS, MS
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
VANGUA 8 2018
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/20/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
950,000,000 $
500,000,000 $
1,400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
950,000,000 $
500,000,000 $
1,400,000,000$
Public offering price
98.56$
98.32$
96.21$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
0.02%
0.02%
Rating
B3 / CCC+
B2/B
B1/B+
Current yield
8.2
9.25
8.5
Benchmark vs Spread (basis points)
494
602
622
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
425,000 418,880 0.04% -0.11% 3.48% 3/31/2010 $ DWS
High Income VIP 430,000 423,808 0.05% -0.11% 2.40%
3/31/2010 $ DWS High Income Fund 3,320,000 3,272,192
0.35% -0.11% 2.77% 3/31/2010 $ DWS Strategic Income
VIP 65,000 64,064 0.01% -0.11% 2.03% 3/31/2010 $ DWS
Lifecycle Long Range Fund 30,000 29,568 0.00% -0.11%
1.91% 3/31/2010 $ DWS High Income Plus Fund 715,000
704,704 0.08% -0.11% 2.94% 3/31/2010 $ DWS Strategic
Income Fund 360,000 354,816 0.04% -0.11% 2.08%
3/31/2010 $ DWS Multi Market Income Trust 515,000
507,584 0.05% -0.11% 3.52% 3/31/2010 $ DWS Strategic
Income Trust 140,000 137,984 0.01% -0.11% 3.52%
3/31/2010 $ Total 6,000,000 5,913,600 0.63%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
	Security Purchased 		Comparison
Security
	Comparison Security
 CUSIP 	053773AK3 		431318AJ3
	563571AG3
Issuer 	AVIS BUDGET CAR RENTAL LLC
	HILCORP ENERGY I/HILCORP
	MANITOWOC COMPANY INC
 Underwriters	  BAC, BCLY, CITI, DB, JPM
	BCLY,
DB, JPM 		BAC, DB, JPM
 Years of continuous operation, including
predecessors
	> 3 years 		> 3 years 		> 3 years
 Security 	CAR 9 5/8 03/15/18 		HILCRP 8
02/15/22 		MTW 9 1/2 02/15/18
 Is the affiliate a manager or co-manager of
offering? 	Co-
Manager 		N/A 		N/A
 Name of underwriter or dealer from which purchased
	BANK
OF AMERICA 		N/A 		N/A
 Firm commitment underwriting? 	Yes 		Yes
	Yes
 Trade date/Date of Offering 	3/5/2010
	2/3/2010		2/3/2010
 Total dollar amount of offering sold to QIBs
	450,000,000
$ 		300,000,000 $ 		400,000,000$
 Total dollar amount of any concurrent public
offering	$
	$ 		$
Total 	450,000,000 $ 		300,000,000 $
	400,000,000$
 Public offering price 	98.63$ 		98.32$
	100.$
Price paid if other than public offering price 	N/A
	N/A 		N/A
 Underwriting spread or commission 	2.50%		0.02%
	0.02%
 Rating 	B3 /B 		B2/BB
	Caa1/BB
 Current yield 	9.1		8		9.5
 Benchmark vs Spread (basis points) 	655
	455
	609


Fund Specific Information

	Total Par Value Purchased	$ Amount of
Purchase
	% of Offering Purchased by the Fund	Security
Performance^	Fund Performance^	Measurement Date*
DWS Funds
DWS High Income Trust	135,000.00	 $133,157.00
	0.03%	5.95%	2.27%	3/31/2010
DWS High Income VIP	260,000.00	 $256,435.00
	0.06%	5.95%	1.64%	3/31/2010
DWS High Income Fund	2,120,000.00
$2,090,956.00
	0.46%	5.95%	1.78%	3/31/2010
DWS Strategic Income VIP	45,000.00	 $44,384.00
	0.01%	5.95%	1.09%	3/31/2010
DWS Lifecycle Long Range Fund	25,000.00	 $24,659.00
	0.01%	5.95%	1.67%	3/31/2010
DWS High Income Plus Fund	470,000.00	 $463,561.00
	0.10%	5.95%	1.72%	3/31/2010
DWS Strategic Income Fund	240,000.00	 $236,712.00
	0.05%	5.95%	1.12%	3/31/2010
DWS Multi Market Income Trust	160,000.00	 $157,808.00
	0.04%	5.95%	2.15%	3/31/2010
DWS Strategic Income Trust	45,000.00	 $44,383.00
	0.01%	5.95%	2.19%	3/31/2010
Total	3,500,000.00	 $3,452,055.00 	0.77%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AS0
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI, RBC
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.5 2018
HILCRP 8 02/15/31
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
650,000,000 $
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
650,000,000 $
300,000,000 $
400,000,000$
Public offering price
100$
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
7.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BBCurrent
yield
7.2
8
9.5
Benchmark vs Spread (basis points)
415
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
140,000 140,000 0.02% 4.25% 1.28% 3/31/2010 $ DWS
High Income VIP 135,000 135,000 0.02% 4.25% 1.04%
3/31/2010 $ DWS High Income Fund 1,105,000 1,105,000
0.17% 4.25% 1.12% 3/31/2010 $ DWS Strategic Income
VIP 25,000 25,000 0.00% 4.25% 0.58% 3/31/2010 $ DWS
Lifecycle Long Range Fund 10,000 10,000 0.00% 4.25%
1.06% 3/31/2010 $ DWS High Income Plus Fund 245,000
245,000 0.04% 4.25% 1.26% 3/31/2010 $ DWS Strategic
Income Fund 125,000 125,000 0.02% 4.25% 0.47%
3/31/2010 $ DWS Multi Market Income Trust 170,000
170,000 0.03% 4.25% 1.06% 3/31/2010 $ DWS Strategic
Income Trust 45,000 45,000 0.01% 4.25% 1.10%
3/31/2010 $ Total 2,000,000 2,000,000 0.31%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
097751AV3
431318AJ3
563571AG3
Issuer
BOMBARDIER INC
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
DB, MS, UBS, BNP, CITI
BCLY, DB, JPM
BAC, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOMB 7.75 2020
HILCRP 8 02/15/40
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
$
850,000,000
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
Total
$
850,000,000
300,000,000 $
400,000,000$
Public offering price
$
100
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
1.50%
0.02%
0.02%
Rating
Ba2 /BB+
B2/BB-
Caa1/BBCurrent
yield
1.5
8
9.5
Benchmark vs Spread (basis points)
404
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
355,000 355,000 0.04% 4.50% 1.28% 3/31/2010 $ DWS
High Income VIP 340,000 340,000 0.04% 4.50% 1.04%
3/31/2010 $ DWS High Income Fund 2,760,000 2,760,000
0.32% 4.50% 1.12% 3/31/2010 $ DWS Strategic Income
VIP 55,000 55,000 0.01% 4.50% 0.58% 3/31/2010 $ DWS
Lifecycle Long Range Fund 30,000 30,000 0.00% 4.50%
1.06% 3/31/2010 $ DWS High Income Plus Fund 605,000
605,000 0.07% 4.50% 1.26% 3/31/2010 $ DWS Strategic
Income Fund 315,000 315,000 0.04% 4.50% 0.47%
3/31/2010 $ DWS Multi Market Income Trust 425,000
425,000 0.05% 4.50% 1.06% 3/31/2010 $ DWS Strategic
Income Trust 115,000 115,000 0.01% 4.50% 1.10%
3/31/2010 $ Total 5,000,000 5,000,000 0.59%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	153527AG1		92203PAD8
	695459AE7
Issuer	CENTRAL GARDEN AND PET CO
	VANGUARD HLT HDG LLC/INC		PAETEC
HOLDING CORP
Underwriters	JPM, OPCO, DB, SUNTRST		JPM,
DB		BAC, DB, CS
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security	CENT 8.25 2018		VANGUA 8
02/01/20		PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	JP
MORGAN		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	2/25/2010
	1/20/2010		1/7/2010
Total dollar amount of offering sold to QIBs
	400,000,000
$		950,000,000 $		300000000
Total dollar amount of any concurrent public offering
	$
	-$		$
Total	400,000,000 $		950,000,000 $
	300000000
Public offering price	100$		98.32$
	10053.00%
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	2.00%		0.02%
	0.0002
Rating	B2/B		B3/CCC+		NR/NR
Current yield	8.1		8		887.50%
Benchmark vs Spread (basis points)	565		494
	53900.00%

Fund Specific Information

DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	230,000 	 230,000 $ 	0.06%
	0.0138	0.0395	40268
DWS High Income Fund	1,765,000	 1,765,000 $
	0.44%
	1.38%	3.34%	3/31/2010
DWS Strategic Income VIP	35,000	 35,000 $
	0.01%	1.38%	2.03%	3/31/2010
DWS Lifecycle Long Range Fund	20,000	 20,000 $
	0.01%	1.38%	4.42%	3/31/2010
DWS High Income Plus Fund	385,000	 385,000 $
	0.10%	1.38%	3.67%	3/31/2010
DWS Strategic Income Fund	210,000	 210,000 $
	0.05%	1.38%	1.99%	3/31/2010
DWS Multi Market Income Trust	280,000	 280,000 $
	0.07%	1.38%	4.42%	3/31/2010
DWS Strategic Income Trust	75,000	 75,000 $
	0.02%	1.38%	3.70%	3/31/2010
Total	3,000,000	 $3,000,000.00 	0.78%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information

		Security Purchased		Comparison
Security		Comparison Security
CUSIP		171871AM8		431318AJ3
	563571AG3
Issuer		CINCINNATI BELL INC
	HILCORP
ENERGY I/HILCORP		MANITOWOC COMPANY
INC
Underwriters		BAC, BCLY, DB, MS, RBS, WELLS
	BCLY, DB, JPM		BAC, DB, JPM
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security		CBB 8.75 2018		HILCRP 8
02/15/44		MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
	Co-Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	BANK OF AMERICA		N/A		N/A
Firm commitment underwriting?		Yes		Yes
	Yes
Trade date/Date of Offering		3/10/2010
	2/3/2010		2/3/2010
Total dollar amount of offering sold to QIBs
	625,000,000		300,000,000 $
	400,000,000$
Total dollar amount of any concurrent public offering
	0		0		0
Total		625,000,000		300,000,000 $
	400,000,000$
Public offering price		98.600		98.32$

	100.00$
Price paid if other than public offering price
	N/A
	N/A		N/A
Underwriting spread or commission		2.00%
	0.02%		0.02%
Rating		B2 /B-		B2/BB-
	Caa1/BB
Current yield		8.5		8		9.5
Benchmark vs Spread (basis points)		565
	455		609

Fund Specific Information

	Total Shares Amount	$ Amount of Purchase
	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS Funds
DWS High Income Trust	1,295,000	 $1,276,870
	0.20%
	2.31%	1.50%	3/31/2010
DWS High Income VIP	350,000	 $345,100 	0.06%
	2.31%	1.19%	3/31/2010
DWS High Income Fund	3,155,000	 $3,110,830
	0.50%
	2.31%	1.34%	3/31/2010
DWS Strategic Income VIP	170,000	 $167,620
	0.03%	2.31%	0.67%	3/31/2010
DWS Lifecycle Long Range Fund	95,000	 $93,670
	0.01%	2.31%	1.18%	3/31/2010
DWS High Income Plus Fund	695,000	 $685,270
	0.11%	2.31%	1.26%	3/31/2010
DWS Strategic Income Fund	735,000	 $724,710
	0.12%	2.31%	0.69%	3/31/2010
DWS Multi Market Income Trust	1,185,000	 $1,168,410
	0.19%	2.31%	1.50%	3/31/2010
DWS Strategic Income Trust	320,000	 $315,520
	0.05%	2.31%	1.49%	3/31/2010
Total	 8,000,000 	 $7,888,000 	1.26%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	19190AAA5		097751AS0
	701081AS0
Issuer	COFFEYVILLE RESOURCES LLC
	BOMBARDIER INC		PARKER DRILLING CO
Underwriters	CS, DB, GS, RBS		DB, MS, UBS
	BAC, RBS, BCLY
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security	CFVRES 9 2015		BOMB 7 1/2
03/15/20		PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	CREDIT SUISSE		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	3/25/2010
	3/15/2010		3/11/2010
Total dollar amount of offering sold to QIBs
	275,000,000
	650,000,000		300,000,000
Total dollar amount of any concurrent public offering
	0
	0		0
Total	275,000,000		650,000,000		300,000,000
Public offering price	99.51$		98.320
	100.000
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	2.00%		0.02%
	0.02%
Rating	Ba3 /BB-		Ba2/BB+		B1/B+
Current yield	8.9		7.5		9.125
Benchmark vs Spread (basis points)	651		415
	576

Fund Specific Information


DWS Funds	Total Shares Amount	Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	70,000 	 $69,657 	0.03%
	0.0225	0.0032	40268
DWS High Income VIP	70,000	 $69,657.00
	0.03%
	2.25%	0.15%	3/31/2010
DWS High Income Fund	545,000	 $542,330.00
	0.20%	2.25%	0.43%	3/31/2010
DWS Strategic Income VIP	10,000	 $9,951.00
	0.00%	2.25%	0.17%	3/31/2010
DWS Lifecycle Long Range Fund	10,000	 $9,951.00
	0.00%	2.25%	0.60%	3/31/2010
DWS High Income Plus Fund	120,000	 $119,412.00
	0.04%	2.25%	0.80%	3/31/2010
DWS Strategic Income Fund	65,000	 $64,682.00
	0.02%	2.25%	0.00%	3/31/2010
DWS Multi Market Income Trust	85,000	 $84,584.00
	0.03%	2.25%	0.32%	3/31/2010
DWS Strategic Income Trust	25,000	 $24,878.00
	0.01%	2.25%	0.30%	3/31/2010
Total	1,000,000	 $995,110.00 	0.36%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information

	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	25380WAC0		431318AJ3
	563571AG3
Issuer	DIGICEL GROUP LTD		HILCORP ENERGY
I/HILCORP		MANITOWOC COMPANY INC
Underwriters	CITI, CS, DB, MS		BCLY, DB,
JPM
	BAC, DB, JPM
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years

Security	DLLTD 10.5 2018		HILCRP 8 02/15/44
	MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	CREDIT SUISSE		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	3/16/2010
	2/3/2010		2/3/2010
Total dollar amount of offering sold to QIBs
	775,000,000
	300,000,000		400,000,000$
Total dollar amount of any concurrent public offering


Total	775,000,000		300,000,000
	400,000,000$
Public offering price	100.000		98.320
	100.$
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	1.50%		0.02%
	0.02%
Rating	Caa1/N/A		B2/BB-
	Caa1/BB-
Current yield	10.1		8		9.5
Benchmark vs Spread (basis points)	715		455
	609

Fund Specific Information


DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	100,000 	 $100,000 	0.01%
	0.0375	0.0117	40268
DWS High Income VIP	190,000.00	 $190,000.00
	0.02%	3.75%	0.89%	3/31/2010
DWS High Income Fund	1,530,000.00
$1,530,000.00
	0.20%	3.75%	1.12%	3/31/2010
DWS Strategic Income VIP	100,000.00	 $100,000.00
	0.01%	3.75%	0.42%	3/31/2010
DWS Lifecycle Long Range Fund	100,000.00	 $100,000.00
	0.01%	3.75%	0.35%	3/31/2010
DWS High Income Plus Fund	340,000.00	 $340,000.00
	0.04%	3.75%	1.11%	3/31/2010
DWS Strategic Income Fund	175,000.00	 $175,000.00
	0.02%	3.75%	0.26%	3/31/2010
DWS Multi Market Income Trust	115,000.00	 $115,000.00
	0.01%	3.75%	0.96%	3/31/2010
DWS Strategic Income Trust	100,000.00	100,000.00
	0.00	0.04	0.01	40,268.00
Total	2,750,000	 $2,750,000 	0.35%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	345397VM2		18451QAA6
	302203AA2
Issuer	FORD MOTOR CREDIT CO LLC		CLEAR
CHANNEL WORLDWIDE		EXPRO FINANCE
LUXEMBOURG
Underwriters	BAC, DB, MS, GS, BCLY, CITI
	CITI,
CS, DB, GS		DB, GS
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security	FMCC 8.125 2020		CCU 9 1/4 12/15/19

	EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	GOLDMAN SACHS		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	1/14/2010
	12/18/2009		12/14/2009
Total dollar amount of offering sold to QIBs
	1,250,000,000		500,000,000
	1,400,000,000
Total dollar amount of any concurrent public offering
	$
	$
Total	1,250,000,000		500,000,000
	1,400,000,000
Public offering price	100.000		98.320
	96.210
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	1.50%		0.02%
	0.02%
Rating	B1 /B-		B2/B		B1/B+
Current yield	7.8		9.25		8.5
Benchmark vs Spread (basis points)	715		602
	622

Fund Specific Information


DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	225,000 	 $225,000 	0.02%
	0.049	0.0348	40268
DWS High Income VIP	100,000	$100,000.00	0.01%
	4.90%	2.40%	3/31/2010
DWS High Income Fund	685,000	$685,000.00	0.05%
	4.90%	2.77%	3/31/2010
DWS High Income Plus Fund	115,000	$115,000.00
	0.01%	4.90%	2.63%	3/31/2010
DWS Strategic Income Fund	100,000	$100,000.00
	0.01%	4.90%	2.08%	3/31/2010
DWS Multi Market Income Trust	1,410,000
	$1,410,000.00	0.11%	4.90%	3.41%	3/31/2010
DWS Strategic Income Trust	365,000	$365,000.00
	0.03%	4.90%	3.44%	3/31/2010
Total	3,000,000	$3,000,000.00	0.26%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAE8
50178TAA5
690368AH8
Issuer
NEW COMMUNICATIONS SR NT
Bank of America
OVERSEAS SHIPHLDG GROUP
Underwriters
BAC, BCLY, CITI, CS, DB, JPM, MS, RBS
BAC, BCLY, CITI
CITI, HSBC, MS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FTR 8.25 2017
LYO 8 11/01/17
OSG 8 1/8 03/30/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP MORGAN
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2010
3/24/2010
3/24/2010
Total dollar amount of offering sold to QIBs
1,100,000,000 $
$
2,250,000,000
300,000,000$
Total dollar amount of any concurrent public offering
$
$
-
Total
1,100,000,000 $
$
2,250,000,000
300,000,000$
Public offering price
100$
$
100.
98.56$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.00%
7.74%
1.75%
Rating
Ba2 /BB
Ba3e/N/A
Ba3/BBCurrent
yield
8.25
9.25
8.024691
Benchmark vs Spread (basis points)
771
477
495
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
409,388 409,388 100.00% 1.75% 0.00% 3/31/2010 $ DWS
High Income VIP 399,306 399,306 100.00% 1.75% 0.00%
3/31/2010 $ DWS High Income Fund 3,204,288 3,204,288
100.00% 1.75% 0.00% 3/31/2010 $ DWS Strategic Income
VIP 70,731 70,731 100.00% 1.75% 0.00% 3/31/2010 $ DWS
Lifecycle Long Range Fund 35,406 35,406 100.00% 1.75%
-0.11% 3/31/2010 $ DWS High Income Plus Fund 712,638
712,638 100.00% 1.75% 0.50% 3/31/2010 $ DWS Strategic
Income Fund 379,063 379,063 100.00% 1.75% -0.21%
3/31/2010 $ DWS Multi Market Income Trust 505,444
505,444 100.00% 1.75% 0.00% 3/31/2010 $ DWS Strategic
Income Trust 136,463 136,463 100.00% 1.75% 0.08%
3/31/2010 $ Total 5,852,726 5,852,726 182.65%$
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information
	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	36186RAA8		431318AJ3
	563571AG3
Issuer	GMAC INC		HILCORP ENERGY I/HILCORP

	MANITOWOC COMPANY INC
Underwriters	BAC, DB, MS, CITI, BNP, CS, RBS
	BCLY, DB, JPM		BAC, DB, JPM
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security	GMAC 8 2020		HILCRP 8 02/15/44
	MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	MORGAN STANLEY		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	3/10/2010
	2/3/2010		2/3/2010
Total dollar amount of offering sold to QIBs
	1,900,000,000		300,000,000
	400,000,000
Total dollar amount of any concurrent public offering


Total	1,900,000,000		300,000,000
	400,000,000
Public offering price	98.320		98.32$
	100.$
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	0.50%		0.02%
	0.02%
Rating	B3 /B		B2/BB-		Caa1/BB-
Current yield	8.1		8		9.5
Benchmark vs Spread (basis points)	445.5		455
	609

Fund Specific Information


DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	495,000 	 $486,684 	0.03%
	0.0425	0.015	40268
DWS High Income VIP	480,000	 $471,936 	0.02%
	4.25%	1.19%	3/31/2010
DWS High Income Fund	3,850,000	 $3,785,320
	0.20%
	4.25%	1.34%	3/31/2010
DWS Strategic Income VIP	80,000	 $78,656
	0.00%	4.25%	0.67%	3/31/2010
DWS Lifecycle Long Range Fund	40,000	 $39,328
	0.00%	4.25%	1.18%	3/31/2010
DWS High Income Plus Fund	850,000	 $835,720
	0.04%	4.25%	1.26%	3/31/2010
DWS Strategic Income Fund	445,000	 $437,524
	0.02%	4.25%	0.69%	3/31/2010
DWS Multi Market Income Trust	600,000	 $589,920
	0.03%	4.25%	1.50%	3/31/2010
DWS Strategic Income Trust	160,000	 $157,312
	0.01%	4.25%	1.49%	3/31/2010
Total	7,000,000	 $6,882,400 	0.36%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information
	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	431318AJ3		92203PAD8
	695459AE7
Issuer	HILCORP ENERGY I LP		VANGUARD HLT
HDG LLC/INC		PAETEC HOLDING CORP
Underwriters	BCLY, BMO, DB, JPM, WELLS,
	JPM,
DB		BAC, DB, CS
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security	HILCRP 8 2020		VANGUA 8
02/01/24		PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	BARCLAYS		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	2/3/2010
	1/20/2010		1/7/2010
Total dollar amount of offering sold to QIBs
	300,000,000
	950,000,000		300,000,000
Total dollar amount of any concurrent public offering


Total	300,000,000		950,000,000		300,000,000
Public offering price	98.320		98.320
	100.530
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	2.00%		0.02%
	0.02%
Rating	B2/ BB-		B3/CCC+		NR/NR
Current yield	8.3		8		8.875
Benchmark vs Spread (basis points)	455		494
	539

Fund Specific Information


DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	205,000 	 $201,556 	0.07%
	-0.0134	0.0371	40268
DWS High Income VIP	215,000	 $211,388.00
	0.07%	-1.34%	2.71%	3/31/2010
DWS High Income Fund	1,660,000.00
$1,632,112.00
	0.54%	-1.34%	2.94%	3/31/2010
DWS Strategic Income VIP	35,000.00	 $34,412.00
	0.01%	-1.34%	2.38%	3/31/2010
DWS Lifecycle Long Range Fund	20,000.00	 $19,664.00
	0.01%	-1.34%	4.68%	3/31/2010
DWS High Income Plus Fund	355,000.00	 $349,036.00
	0.12%	-1.34%	2.88%	3/31/2010
DWS Strategic Income Fund	185,000.00	 $181,892.00
	0.06%	-1.34%	2.48%	3/31/2010
DWS Multi Market Income Trust	255,000.00	 $250,716.00
	0.08%	-1.34%	3.86%	3/31/2010
DWS Strategic Income Trust	70,000.00	 $68,824.00
	0.02%	-1.34%	3.92%	3/31/2010
Total	3,000,000	 $2,949,450.00 	0.98%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.







Security Information

		Security Purchased		Comparison
Security		Comparison Security
CUSIP		471109AD0		18451QAA6
	302203AA2
Issuer		JARDEN CORP		CLEAR CHANNEL
WORLDWIDE		EXPRO FINANCE
LUXEMBOURG
Underwriters		BCLY, DB, GS, SUNTRST, UBS,
WELLS		CITI, CS, DB, GS		DB, GS
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security		JAH 7.5 2020		CCU 9 1/4
12/15/23		EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
	Co-Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	BARCLAYS		N/A		N/A
Firm commitment underwriting?		Yes		Yes
	Yes
Trade date/Date of Offering		1/14/2010
	12/18/2009		12/14/2009
Total dollar amount of offering sold to QIBs
	275,000,000		500,000,000
	1,400,000,000
Total dollar amount of any concurrent public offering

		-$
Total		275,000,000		500,000,000
	1,400,000,000
Public offering price		99.140		98.320

	96.210
Price paid if other than public offering price
	N/A
	N/A		N/A
Underwriting spread or commission		2.00%
	0.02%		0.02%
Rating		B3 /B		B2/B		B1/B+
Current yield		7.4		9.25		8.5
Benchmark vs Spread (basis points)		385
	602		622

Fund Specific Information


	Total Shares	$ Amount of	% of Offering
	Security
	Fund	Measurement
DWS Funds	Amount	Purchase	Purchased by
	Performance^	Performance^	Date*
DWS High Income Trust	100,000	$99,140.00	0.04%
	1.62%	0.00%	1/14/2010
DWS High Income VIP	100,000	$99,140.00	0.04%
	1.62%	0.00%	1/14/2010
DWS High Income Fund	100,000	$99,140.00	0.04%
	1.62%	0.00%	1/14/2010
DWS High Income Plus Fund	100,000	$99,140.00
	0.04%	1.62%	0.00%	1/14/2010
DWS Multi Market Income Trust	100,000	$99,140.00
	0.04%	1.62%	0.00%	1/14/2010
Total	 500,000 	$495,700	0.20%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information

		Security Purchased		Comparison
Security		Comparison Security
CUSIP		50178TAA5		097751AS0
	701081AS0
Issuer		LBI ESCROW CORP (LYO 8 2017)
	BOMBARDIER INC		PARKER DRILLING CO
Underwriters				DB, MS, UBS
	BAS, RBS, BCLY
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security		LBI ESCROW CORP (LYO 8 2017)
	BOMB 7 1/2 03/15/20		PKD 9 1/8 04/01/18

Is the affiliate a manager or co-manager of offering?
	Co-Manager		N/A		N/A
Name of underwriter or dealer from which purchased

		N/A		N/A
Firm commitment underwriting?		Yes		Yes
	Yes
Trade date/Date of Offering		3/24/2010
	3/15/2010		3/11/2010
Total dollar amount of offering sold to QIBs
	360,000		650,000,000		300,000,000
Total dollar amount of any concurrent public offering

		-
Total		360,000		650,000,000
	300,000,000
Public offering price		0.010		98.320
	100.000
Price paid if other than public offering price
	N/A
	N/A		N/A
Underwriting spread or commission		0.00%
	0.02%		0.02%
Rating		/		Ba2/BB+		B1/B+
Current yield		0		7.5		9.125
Benchmark vs Spread (basis points)		0
	415		576

Fund Specific Information



DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income VIP	360,000 	$360,000.00
	100.00%	0.0375	0.0029	40268
DWS High Income Fund	2,535,000	$2,535,000.00
	100.00%	3.75%	0.43%	3/31/2010
DWS Strategic Income VIP	100,000	$100,000.00
	100.00%	3.75%	0.17%	3/31/2010
DWS Lifecycle Long Range Fund	100,000	$100,000.00
	100.00%	3.75%	0.36%	3/31/2010
DWS High Income Plus Fund	570,000	$570,000.00
	100.00%	3.75%	0.80%	3/31/2010
DWS Strategic Income Fund	830,000	$830,000.00
	100.00%	3.75%	0.21%	3/31/2010
DWS Multi Market Income Trust	760,000	$760,000.00
	100.00%	3.75%	0.43%	3/31/2010
DWS Strategic Income Trust	245,000	$245,000.00
	100.00%	3.75%	0.46%	3/31/2010
Total	 5,500,000 	$5,500,000	800.00%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BP5
431318AJ3
563571AG3
Issuer
MGM MIRAGE (MGM 9 2020)
HILCORP ENERGY I/HILCORP
MANITOWOC COMPANY INC
Underwriters
BCLY, DB, JPM
BAML, DB, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM MIRAGE (MGM 9 2020)
HILCRP 8 02/15/44
MTW 9 1/2 02/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2010
2/3/2010
2/3/2010
Total dollar amount of offering sold to QIBs
280,000 $
300,000,000 $
400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
280,000 $
300,000,000 $
400,000,000$
Public offering price
..01$
98.32$
100.$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.02%
0.02%
Rating
/
B2/BB-
Caa1/BBCurrent
yield
0
8
9.5
Benchmark vs Spread (basis points)
0
455
609
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase %
of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
280,000 280,000 100.00% 3.00% 1.72% 3/31/2010 $ DWS
High Income VIP 145,000 145,000 100.00% 3.00% 1.19%
3/31/2010 $ DWS High Income Fund 1,315,000 1,315,000
100.00% 3.00% 1.34% 3/31/2010 $ DWS Strategic Income
VIP 65,000 65,000 100.00% 3.00% 0.75% 3/31/2010 $ DWS
Lifecycle Long Range Fund 85,000 85,000 100.00% 3.00%
1.55% 3/31/2010 $ DWS High Income Plus Fund 400,000
400,000 100.00% 3.00% 1.26% 3/31/2010 $ DWS Strategic
Income Fund 460,000 460,000 100.00% 3.00% 0.69%
3/31/2010 $ DWS Multi Market Income Trust 590,000
590,000 100.00% 3.00% 1.61% 3/31/2010 $ DWS Strategic
Income Trust 160,000 160,000 100.00% 3.00% 1.64%
3/31/2010 Total
3,500,000
3,500,000 $
266.16%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	563571AG3		92203PAD8
	695459AE7
Issuer	MANITOWOC CO INC		VANGUARD HLT
HDG LLC/INC		PAETEC HOLDING CORP
Underwriters	BAC, DB, JPM, BNP, CS, MIZUHO
	JPM, DB		BAC, DB, CS
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security 	MTW 9 1/2 02/15/18		VANGUA 8
02/01/24		PAET 8 7/8 06/30/17
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	BANK
OF AMERICA		N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	2/3/2010
	1/20/2010		1/7/2010
Total amount of offering sold to QIBs	400,000,000
	950,000,000		300,000,000
Total amount of any concurrent public offering	0
	0		0
Total	400,000,000		950,000,000		300,000,000
Public offering price	100.000		98.320
	100.530
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread/commission	215.00%
	200.00%		175.00%
Underwriting spread or commission	2.00%		0.02%
	0.02%
Rating  -  Moodys
Rating  -  S&P
Rating	Caa1/BB-		B3/CCC+		NR/NR
Current yield
Current yield	9.00		8.00		8.88
Benchmark vs Spread (basis points)	609		494
	539

Fund Specific Information

DWS Funds	"Total Shares
Amount"	$ Amount of Purchase	% of Offering
Purchased by the Fund	Security Performance^	Fund
Performance^	Measurement Date*
DWS High Income Fund	550,000	 $550,000 	0.14%
	1.50%	0.00%	2/3/2010
DWS High Income Plus Fund	120,000	 $120,000
	0.03%	1.50%	0.00%	2/3/2010
DWS High Income Trust	70,000	 $70,000 	0.02%
	1.50%	0.00%	2/3/2010
DWS High Income VIP	70,000	 $70,000 	0.02%
	1.50%	0.00%	2/3/2010
DWS Lifecycle Long Range Fund	10,000	 $10,000
	0.00%	1.50%	0.00%	2/3/2010
DWS Multi Market Income Trust	85,000	 $85,000
	0.02%	1.50%	0.00%	2/3/2010
DWS Strategic Income Fund	60,000	 $60,000
	0.02%	1.50%	0.00%	2/3/2010
DWS Strategic Income Trust	25,000	 $25,000
	0.01%	1.50%	0.00%	2/3/2010
DWS Strategic Income VIP	10,000	 $10,000
	0.00%	1.50%	0.00%	2/3/2010
Total	1,000,000	 $990,000 	0.25%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
527298AN3
18451QAA6
302203AA2
Issuer
LEVEL 3 FINANCING INC (LVLT 10
CLEAR CHANNEL WORLDWIDE
EXPRO FINANCE LUXEMBOURG
Underwriters
CITI, CS, DB, GS
DB, GS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LEVEL 3 FINANCING INC (LVLT 10
CCU 9 1/4 12/15/23
EXPRO 8 1/2 12/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2010
12/18/2009
12/14/2009
Total dollar amount of offering sold to QIBs
115,000 $
500,000,000 $
1,400,000,000$
Total dollar amount of any concurrent public offering
$
-$
Total
115,000 $
500,000,000 $
1,400,000,000$
Public offering price
..01$
98.32$
96.21$
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.00%
0.02%
0.02%
Rating
/
B2/B
B1/B+
Current yield
0
9.25
8.5
Benchmark vs Spread (basis points)
0
602
622
Fund Specific Information
DWS Funds Total Shares Amount $ Amount of Purchase % of Offering Purchased by Security Performance^ Fund
Performance^ Measurement Date* DWS High Income Trust
115,000 112,679 97.98% 1.55% 0.55% 1/6/2010$ DWS High
Income VIP 235,000 230,258 97.98% 1.55% 0.45%
1/6/2010$ DWS High Income Fund 1,825,000 1,788,172
97.98% 1.55% 0.43% 1/6/2010$ DWS Strategic Income VIP
35,000 34,294 97.98% 1.55% 0.34% 1/6/2010$ DWS
Lifecycle Long Range Fund 20,000 19,596 97.98% 1.55%
0.12% 1/6/2010$ DWS High Income Plus Fund 395,000
387,029 97.98% 1.55% 0.46% 1/6/2010$ DWS Strategic
Income Fund 195,000 191,065 97.98% 1.55% 0.43%
1/6/2010$ DWS Multi Market Income Trust 140,000
137,175 97.98% 1.55% 0.43% 1/6/2010$ DWS Strategic
Income Trust 40,000 39,193 97.98% 1.55% 0.46%
1/6/2010Total 3,000,000 2,939,461 $ 161.07%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information
	Security Purchased		Comparison
Security
	Comparison Security
CUSIP	690368AH8		097751AS0
	701081AS0
Issuer	OVERSEAS SHIPHOLDING
	BOMBARDIER INC		PARKER DRILLING CO
Underwriters	CITI, HSBC, MS, DB, GS, ING
	DB,
MS, UBS		BAC, RBS, BCLY
Years of continuous operation, including predecessors
	> 3 years		> 3 years		> 3 years
Security	OSG 8 1/8 03/30/18		BOMB 7 1/2
03/15/20		PKD 9 1/8 04/01/18
Is the affiliate a manager or co-manager of offering?
	Co-
Manager		N/A		N/A
Name of underwriter or dealer from which purchased
	CITI
	N/A		N/A
Firm commitment underwriting?	Yes		Yes
	Yes
Trade date/Date of Offering	3/24/2010
	3/15/2010		3/11/2010
Total dollar amount of offering sold to QIBs
	300,000,000
	650,000,000		300,000,000
Total dollar amount of any concurrent public offering


Total	300,000,000		650,000,000		300,000,000
Public offering price	98.56$		98.320
	100.000
Price paid if other than public offering price	N/A
	N/A		N/A
Underwriting spread or commission	1.75%		0.02%
	0.02%
Rating	Ba3 /BB-		Ba2/BB+		B1/B+
Current yield	8		7.5		9.125
Benchmark vs Spread (basis points)	495		415
	576

Fund Specific Information

DWS Funds	Total Shares Amount	$ Amount of
Purchase	% of Offering Purchased by	Security
Performance^	Fund Performance^	Measurement Date*
DWS High Income Trust	210,000	 $206,976 	0.07%
	0.57%	0.00%	3/24/2010
DWS High Income VIP	205,000	 $202,048 	0.07%
	0.57%	0.00%	3/24/2010
DWS High Income Fund	1,665,000	 $1,641,024
	0.56%
	0.57%	0.00%	3/24/2010
DWS Strategic Income VIP	35,000	 $34,496
	0.01%	0.59%	0.00%	3/24/2010
DWS Lifecycle Long Range Fund	15,000	 $14,784
	0.01%	0.61%	0.00%	3/24/2010
DWS High Income Plus Fund	365,000	 $359,744
	0.12%	0.57%	0.00%	3/24/2010
DWS Strategic Income Fund	190,000	 $187,264
	0.06%	0.57%	0.00%	3/24/2010
DWS Multi Market Income Trust	250,000	 $246,400
	0.08%	0.57%	0.00%	3/24/2010
DWS Strategic Income Trust	65,000	 $64,064
	0.02%	0.56%	0.00%	3/24/2010
Total	3,000,000	 $2,956,800 	1.00%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.